RELATED PARTIES	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
RELATED PARTIES

22. RELATED PARTIES

The following discussion summarizes activity between the Company and related parties.

In 2015, the Company entered into a building lease agreement for the headquarters of Forafric Maroc, a wholly owned subsidiary. The Company’s Parent owns 100% of the company that owns the building. Total rent is approximately $420 per year. The lease agreement has been terminated effective on December 31, 2024.

Millcorp provides significant part of the imported grain to the Company. The purchases incurred were $67,042, $147,284 and $207,188 for the years ended December 31, 2024, 2023 and 2022, respectively. The Company’s has outstanding amounts of $5,545 and $1,891 included in the account payable due to Millcorp as of December 31, 2024 and 2023, respectively.

The Company grants share-based payments to non-executive members of its board of directors in exchange for directors’ services. For the year ended December 31, 2024, the share-based compensation expense recognized was $312.

The Company’s amounts due from related parties were $1,195 and $1,358 as of December 31, 2024, and 2023, respectively.

The Company’s loans from related parties were $7,715 and $1,486 as of December 31, 2024, and 2023, respectively.

Moreover, the Company owed the Lighthouse Capital Limited $8,000 as part of the consideration paid in consideration for the business combination consummated in 2022 with interest accruing at the rate of 8% per annum from June 8, 2022. The total outstanding consideration payable to Lighthouse Capital Limited amounts to $9,480, and $8,840 for the years ended December 31, 2024, and 2023, respectively. These amounts are recorded within accrued expenses.

The Company has not entered into any significant transactions with other related parties.